Exhibit 10.18

SECOND AMENDMENT TO THE

AVON PRODUCTS, INC. DEFERRED COMPENSATION PLAN

          THIS SECOND AMENDMENT is made to the Avon Products, Inc. Deferred Compensation Plan by AVON PRODUCTS, INC., a corporation duly organized and existing under the laws of the State of New York (the “Company”).

INTRODUCTION

          The Company maintains the Avon Products, Inc. Deferred Compensation Plan (the “Plan”) which was last amended and restated as of January 26, 2005. The Company now desires to amend the Plan, as required by the American Jobs Creation Act of 2004, to indicate that participants were given a special election period to make elections regarding 2005 bonus compensation payable in 2006, retroactive to January 1, 2005. The Company also wants to no longer permit deferrals of lump sum amounts from the Benefit Restoration Pension Plan of Avon Products, Inc.

AMENDMENT

          NOW, THEREFORE, the Company does hereby amend the Plan as follows:

1.      Effective as of January 1, 2005, by adding a new second sentence to the end of Section 3.2. as follows

“Notwithstanding any language to the contrary in this section, effective as of January 1, 2005, a Participant is permitted to make an election regarding his 2005 Annual Bonus payable in 2006 no later than March 15, 2005, as permitted by the American Jobs Creation Act of 2004.”

2.      Effective as of January 1, 2006, by adding the following sentence at the end of Section 3.5 as follows:

“Effective as of January 1, 2006, a Participant who is accruing benefits under the Benefit Restoration Pension Plan of Avon Products, Inc. (the “Restoration Plan”) on or after January 1, 2006, is no longer permitted to defer the lump sum equivalent actuarial value of his or her benefits payable from the Restoration Plan to the Plan.”

          Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on the date set forth below.

AVON PRODUCTS, INC.

/s/ Andrea Jung

Date:	December 1, 2005	By:	Andrea Jung
		Title:	Chairman and CEO